STATE FINANCIAL SERVICES CORPORATION

                            1998 STOCK INCENTIVE PLAN
                                   As Amended

                      Article I. Establishment and Purpose

          1.1 Establishment. State Financial Services Corporation, a Wisconsin corporation (the "Company"), hereby establishes a stock plan for officers, directors and others providing services to the Company, as described herein, which shall be known as the State Financial Services Corporation 1998 Stock Incentive Plan, as amended (the "Plan"). It is intended that certain of the options issued pursuant to the Plan may constitute incentive stock options within the meaning of section 422 of the Internal Revenue Code, and that other options issued pursuant to the Plan shall constitute nonstatutory options.

          1.2 Purpose. The purpose of the Plan is to provide a means for the Company to attract and retain competent personnel and to provide to participating directors, officers and Consultants long term incentives for high levels of performance by providing them with a means to acquire a proprietary interest in the Company's success.

                            Article II. Definitions

          2.1 Definitions. For purposes of this Plan, the following terms shall be defined as follows:

               (a)  "Board" means the Board of Directors of the Company.

               (b) "Cause" means the definition of Cause in Participant's employment agreement, if any, with the Company. If no such employment agreement or definition in such agreement exists, Cause means (i) breach by Participant of any covenant not to compete or confidentiality agreement with the Company, (ii) failure by Participant to substantially perform his duties to the reasonable satisfaction of the Board, (iii) serious misconduct by Participant which is demonstrably and substantially injurious to the Company, (iv) fraud or dishonesty by Participant with respect to the Company, (v) material misrepresentation by Participant to a stockholder or director of the Company or
(vi) acts of negligence by Participant in performance of Participant's duties that are substantially injurious to the Company. The Board, by majority vote, shall make the determination of whether Cause exists.

               (c) "Code" means the internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

               (d) "Commission" means the Securities and Exchange Commission or any successor agency.

               (e) "Committee" means the committee provided for by Article IV hereof, which may be created at the discretion of the Board.


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               (f)  "Company"  means State  Financial  Services  Corporation,  a
Wisconsin corporation. When applicable in the context, "the Company" also means each direct and indirect subsidiary of State Financial Services Corporation.

               (g)  "Consultant"  means  any  person  or  entity   who  provides
services to the Company (other than as an employee).

               (h) "Date of Exercise" means the date the Company receives notice, by a Participant, of the exercise of an Option pursuant to section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock the Participant intends to purchase upon exercise of an Option.

               (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

               (j) "Fair Market Value" means the fair market value of Stock, as determined by the Committee. If the Stock is traded on an over-the-counter securities market or national securities exchange, "Fair Market Value" shall mean an amount equal to the average of the highest and lowest reported sales prices of the Stock reported on such over-the-counter market or such national securities exchange on the applicable date or, if no sales of Stock have been reported for that date, on the next preceding date for which sales were reported.

               (k) "Incentive Stock Option" means an Option granted under this Plan which is intended to qualify as an `incentive stock option" within the meaning of section 422 of the Code.

               (l) "IRS" means the Internal Revenue Service, or any successor agency.

               (m) "Nonstatutory Option" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of section 422 of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of section 422 of the Code applicable to incentive stock options.

               (n) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be an Incentive Stock Option or a Nonstatutory Option.

               (o)  "Parent  Corporation"  shall have the  meaning  set forth in section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

               (p) "Participant" means any officer, director or Consultant of the Company or any direct or indirect subsidiary of the Company to whom an award has been granted hereunder.

               (q) "Qualified Director" means a director who is both (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor definition adopted by the Commission, and (ii) an "Outside Director" under section 162(m) of the Code and the regulations promulgated thereunder, or any successor definition adopted by the IRS.



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               (r)  "Restricted Stock" means an award under Article XI.

               (s) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

               (t) "Significant Stockholder" means an individual who, within the meaning of section 422(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company. In determining whether an individual is a Significant Stockholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in section 424(d) of the Code.

               (u) "Stock" means the Common Stock, par value $.10 per share, of the Company.

          2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender and the definition of any term herein in the singular shall also include the plural.

                   Article III. Eligibility and Participation

          3.1 Eligibility and Participation. All officers and directors (other than Qualified Directors) are eligible to participate in this Plan and receive Incentive Stock Options, Nonstatutory Options and/or Restricted Stock. All Consultants and Qualified Directors are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Subject to section 4.1, Participants in the Plan shall be selected by the Committee from among those eligible individuals who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                           Article IV. Administration

          4.1 Administration. The Plan shall be administered by the Committee selected by the Board, consisting of two or more members of the Board who are Qualified Directors. The members of the Committee may be directors who are eligible to receive Options under the Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. In the event that the full Board grants Options to a director, the Plan shall be administered by the Board with respect to such Options. If at any time the Committee shall not be in existence, the Board shall administer the Plan. To the extent that the Board administers the Plan, all references to the Committee herein shall include the Board. To the extent permitted by applicable law, the Board may delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to Participants who are



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

subject to Section 16 of the Exchange Act. To the extent that the Board has delegated to such other committee or one or more officers the authority and responsibility of the Committee, all references to the Committee herein shall include such other committee or one or more officers.

               Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the express provisions of the Plan, the Committee shall also have complete authority to select eligible individuals to receive awards hereunder, determine the types of awards and the number of shares covered by the awards and the terms, conditions, restrictions and other provisions of such awards. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons.

               To the extent that the Board administers the Plan, the Board shall have all of the enumerated powers of the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Stock granted under it.

               The Board may from time to time remove members from, or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds (2/3) of the members of the Committee.

          4.2 Special Provisions for Grants to Officers or Directors. Rule 16b-3 provides that the grant of a stock option or share of stock to a director or officer of a company subject to the Exchange Act will be exempt from the provisions of Section 16(b) of the Exchange Act if the conditions set forth in Rule 16b-3 are satisfied. Unless otherwise specified by the Committee, grants of Options or Restricted Stock hereunder to individuals who are officers or directors of the Company for purposes of Section 16(b) of the Exchange Act shall be made in a manner that satisfies the conditions of Rule 16b-3.

                      Article V. Stock Subject to the Plan

          5.1 Number. The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 750,000, of which not more than 750,000 shares of Stock may be issued as Options intended to be Incentive Stock Options. The maximum number of shares of Stock that may be covered by Options granted to any one Participant under the Plan shall be 75,000 during any single fiscal year. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock or shares



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acquired  by purchase  as  directed  by the  Committee  from time to time in its discretion, to be used for issuance as Restricted Stock or upon exercise of Options granted hereunder.

          5.2 Unused Stock; Payment with Stock. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan and if any shares of Stock that are subject to any Restricted Stock award are forfeited, such shares again shall be available for distribution in connection with awards under this Plan. In addition, upon the full or partial payment of any option price by the transfer to the Company of shares of Stock pursuant to section 7.7, upon satisfaction of tax withholding obligations with shares of Stock pursuant to section 15.1 or any other payment made or benefit realized under this Plan by the transfer or relinquishment of shares of Stock, only the net number of shares of Stock actually issued or transferred by the Company, after subtracting the number of shares of Stock so transferred or relinquished, will be charged against the maximum share limitation set forth in section 5.1 above.

          5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Committee whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                        Article VI. Duration of the Plan

          6.1 Duration of the Plan. The Plan shall be in effect for ten years from the date of its approval by the Company's stockholders. Any Options or Restricted Stock outstanding at the end of such period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of such period if all Stock subject to the Plan has been purchased pursuant to the exercise of Options granted under the Plan or issued as shares of Restricted Stock no longer subject to risk of forfeiture.

                      Article VII. Terms of Stock Options

          7.1 Grant of Options. Subject to sections 3.1 and 5.1, Options may be granted to eligible individuals at any time and from time to time as determined by the Committee; provided, however, that Consultants and Qualified Directors may receive only Nonstatutory Options and may not receive Incentive Stock Options. The Committee shall have complete discretion in determining the number of Options granted to each Participant. In making such determinations, the Committee may take into account the nature of services rendered by such eligible individual, their present and potential contributions to the Company, and such other factors as the Committee in its discretion shall deem relevant. The
Committee shall also determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.



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

               In the cases of Incentive Stock Options, the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporation and any subsidiary corporations of the Company) shall not exceed $100,000. (Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation.").

               Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

          7.2 No Tandem Options. Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Participant's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under section 422 of the Code. If an Incentive Stock Option at any time would be deemed a tandem stock option with the meaning of the regulations under section 422 of the Code, the Incentive Stock Option shall be treated as a Nonstatutory Option.

          7.3 Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Committee on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Committee may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms and conditions as shall be determined by the Committee at the time of grant of the Option.

               All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

          7.4 Option Price. No Incentive Stock Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Stockholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Committee.

          7.5 Term of Options. Each Option shall expire at such time as the Committee shall determine when it is granted, provided, however, that no Option shall be exercisable later than the tenth anniversary date of its grant. Incentive Stock Options granted to Significant Stockholders will be exercisable over not more than five years after the date of grant, unless otherwise provided by the Code.



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

          7.6 Exercise of Options. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

          7.7  Payment.

               (a) Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made (except that, in the case of an exercise described in Section 7.7 (b), payment may be made as soon as practicable after the exercise). Such payment may be made in cash, outstanding shares of Stock, in combinations thereof, or any other method of payment approved by the Committee; provided, however, that (i) the deposit of any withholding tax shall be made in accordance with applicable law and (ii) that such shares of Stock used to pay the exercise price have been held by the Participant for at least six months prior to the exercise date. If shares of Stock are being used in part or full payment for the shares to be acquired upon exercise of the Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Option at the Fair Market Value of the shares. Any certificates evidencing shares of Stock used to pay the purchase price shall be accompanied by stock powers duly endorsed in blank by the registered holder of the certificate (with signatures thereon guaranteed). In the event the certificates tendered by the holder in such payment cover more shares than are required for such payment, the certificate shall also be accompanied by instructions from the holder to the Company's transfer agent with regard to the disposition of the balance of the shares covered thereby.

               (b) The Committee may permit a Participant to pay the exercise price of an Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sales proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

                   Article VIII.  Written Notice, Issuance of
                   Stock Certificates, Stockholder Privilege

          8.1 Written Notice. A Participant wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Committee. Full payment for the Options exercised, except as provided in section
7.7 above, must accompany the written notice.

          8.2 Issuance of Stock Certificate. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Participant or to a nominee of the Participant a certificate or certificates for the requisite number of shares of Stock.

          8.3 Privileges of a Stockholder. A Participant or any other person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such Stock.



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

               Article IX. Termination of Employment or Services

               Except as otherwise expressly specified by the Board, all Options
granted  under  this  Plan  shall  be  subject  to  the  following   termination
provisions.

          9.1 Death. If a Participant's employment or provision of services terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Participant's will or, if the Participant shall fail to make a testamentary disposition of an Option or shall die intestate, the Participant's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

          9.2 Termination Other Than for Cause or Due to Death. In the event of a Participant's termination of employment or termination of the provision of services, other than for Cause or by reason of death, the Participant may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three months of the Termination Date; provided, however, that where the Participant is an employee, and is terminated due to disability within the meaning of Code section 22(e)(3) or any successor provision, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the original term of the Option. Options not exercised within the applicable period specified above shall terminate.

               In the case of an employee, a change of duties or position within the Company, if any, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Committee shall approve with respect to the effect of approved leaves of absence upon termination of employment.

          9.3 Termination for Cause. In the event of a Participant's termination of employment or termination of the provision of services, which termination is by the Company for Cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

                       Article X. Rights of Participants

          10.1 Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any individual's employment or services at any time, nor confer upon any employee any right to continue in the employ of the Company, or upon any Consultant or director any right to continue to provide services to the Company.

          10.2 Nontransferability. Options granted under this Plan shall be nontransferable by the Participant, other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant.



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

                          Article XI. Restricted Stock

          11.1 Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. Subject to section 3.1, the Committee shall determine the eligible individuals to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture and any other terms and conditions of the awards, in addition to those contained in Section 11.3.

               The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

          11.2 Awards and Certificates. Each Participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the State Financial Services Corporation 1998 Stock Incentive Plan, as amended. Copies of such Plan and Agreement are on file at the offices of State Financial Services Corporation, 10708 West Janesville Road, Hales Corners, Wisconsin 53130."

               The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

          11.3 Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and, conditions:

               (a) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 11.3(f), during a period set by the Committee, commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance and such other factors or criteria as the Committee may determine.

               (b) Except as provided in this paragraph (b), and Section 11.3(a), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless otherwise determined by the Committee and other distributions made with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of



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

Stock, the shares will be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

               (c) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 11.3(a) and (d), upon termination of a Participant's employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant.

               (d) In the event of hardship or other special circumstances of a Participant whose employment is involuntarily terminated (other than for Cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock.

               (e)  If and when the  Restriction Period expires  without a prior
forfeiture  of  the  Restricted  Stock  subject  to  such  Restriction   Period,
unlegended certificates for such shares shall be delivered to the Participant.

               (f) Each award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

        Article XII. Amendment, Modification and Termination of the Plan

          12.1 Amendment, Modification, and Termination of the Plan. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan; provided, however, that stockholder approval of any amendment of the Plan shall be obtained if otherwise required by (a) the Code or any rules promulgated thereunder (in order to allow incentive stock options to be granted under the Plan or the enable the Company to comply with the provisions of ss. 162(m) of the Code so that the Company can deduct compensation in excess of limitations set forth therein), or (b) the listing requirements of the principal securities exchange or market on which the Stock is then traded (in order to maintain the listing or quotation of the Stock thereon). To the extent permitted by applicable law, the Committee may also amend the Plan, provided that any such amendments shall be reported to the Board.

               No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Option or share of Restricted Stock under the Plan without the consent of the Participant holding the Option or share of Restricted Stock.

          12.2 Waiver of Conditions. The Committee may, in whole or in part, waive any conditions or other restrictions with respect to any award granted under the Plan.

               Article XIII. Acquisition, Merger and Liquidation

          13.1 Acquisition. Notwithstanding anything herein to contrary, in the event that an Acquisition (as defined below) occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Participants for each Option of an amount equal to a reasonable, good faith estimate of an



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

amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price per share of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

               Where the Company does not exercise its option under this section 13.1, the remaining provisions of this Article XIII shall apply, to the extent applicable.

          13.2 Merger or Consolidation. Subject to section 13.1 and to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

          13.3 Other Transactions. Subject to section 13.1, dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of the dissolution, liquidation, merger or consolidation. However, the Participant either (a) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Participant an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Participant the rights and benefits of the Option outstanding hereunder granted by the Company, or (b) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Committee shall have absolute and uncontrolled discretion to determine whether the Participant has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Participant the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of the Code.



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

                      Article XIV. Securities Registration

          14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Participant shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

               Unless   the   Company   has   determined   that  the   following
representation is unnecessary, each person exercising an Option under the Plan or receiving shares of Restricted Stock may be required by the Company, as a condition to the issuance of the shares of Restricted Stock or shares pursuant to exercise of the Option, to make a representation in writing that he will comply with all securities laws applicable to the sale of such shares and such other restrictions as the Company may deem appropriate. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                          Article XV. Tax Withholding

          15.1 Tax Withholding. Whenever shares of Stock are to be issued in satisfaction of Options exercised under this Plan, or upon the lapse of the Restriction Period with respect to shares of Restricted Stock, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements. Unless otherwise determined by the Board, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

                          Article XVI. Indemnification

          16.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Board or Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.



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

                       Article XVII. Requirements of Law

          17.1 Requirements of Law. The granting of Restricted Stock and Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          17.2 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Wisconsin.

                      Article XVIII. Compliance with Code

          18.1 Compliance with Code. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code section 422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code. Options granted hereunder to any person who is a "covered employee" under Code section 162(m) at any time when the Company is subject to Code section 162(m) are intended to qualify as performance-based compensation within the meaning of Code section 162(m)(4)(C). If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Options granted under this Plan to such "covered Participants" being treated as performance-based compensation under Code section 162(m).



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